Exhibit 99.77(q)(1)(e)(2)

AMENDED SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

Voya INVESTMENTS, LLC

and

Voya INVESTMENT MANAGEMENT CO. LLC

Series	Annual Sub-Advisory Fee (as a percentage of average daily Assets allocated to the Sub-Adviser)
Voya Emerging Markets Corporate Debt Fund	0.3825%
Voya Emerging Markets Hard Currency Debt Fund	0.2925%
Voya Emerging Markets Local Currency Debt Fund	0.315%
Voya Investment Grade Credit Fund	0.18%
Voya Securitized Credit Fund	0.225%
Voya Target In-Retirement Fund	Direct Investments[1] 0.135% Underlying Funds[2] 0.00%
Voya Target Retirement 2020 Fund	Direct Investments[1] 0.135% Underlying Funds[2] 0.00%
Voya Target Retirement 2025 Fund	Direct Investments[1] 0.135% Underlying Funds[2] 0.00%

[1]	“Direct Investments” shall mean assets which are not Underlying Funds.

[2]	“Underlying Funds” shall mean open-end investment companies registered under the 1940 Act within the Voya family of funds. The term “family of funds” shall have the same meaning as “fund complex” as defined in Item 17 of Form N-1A, as it was effect on November 18, 2014.

Series	Annual Sub-Advisory Fee (as a percentage of average daily Assets allocated to the Sub-Adviser)
Voya Target Retirement 2030 Fund	Direct Investments[1] 0.135% Underlying Funds[2] 0.00%
Voya Target Retirement 2035 Fund	Direct Investments[1] 0.135% Underlying Funds[2] 0.00%
Voya Target Retirement 2040 Fund	Direct Investments[1] 0.135% Underlying Funds[2] 0.00%
Voya Target Retirement 2045 Fund	Direct Investments[1] 0.135% Underlying Funds[2] 0.00%
Voya Target Retirement 2050 Fund	Direct Investments[1] 0.135% Underlying Funds[2] 0.00%
Voya Target Retirement 2055 Fund	Direct Investments[1] 0.135% Underlying Funds[2] 0.00%
Voya Target Retirement 2060 Fund	Direct Investments[1] 0.135% Underlying Funds[2] 0.00%

[1]	“Direct Investments” shall mean assets which are not Underlying Funds.

[2]	“Underlying Funds” shall mean open-end investment companies registered under the 1940 Act within the Voya family of funds. The term “family of funds” shall have the same meaning as “fund complex” as defined in Item 17 of Form N-1A, as it was effect on November 18, 2014.